Exhibit 10.19(a)

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT BOTH (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

TEXT OMITTED FROM THIS EXHIBIT IS MARKED WITH [***]

LICENSE MODIFICATION AGREEMENT

by and between
University of South Florida Research Foundation, Inc.
(hereinafter the “Research Foundation”)
and
Immuno-Rx, Inc. (hereinafter “Immuno-Rx”)

WHEREAS, the Research Foundation, a University direct-support organization under Florida law and a not-for-profit corporation of the State of Florida, and Immuno-Rx, a corporation under the laws of the State of Florida, had previously entered into four License Agreements (hereinafter “License Agreements Fl-F4”), two effective the 1st day of May 1999, and two effective the 7th day of April 1997, relating to several separate Licensed Products and product sets, and styled Appendices “F” to the Research Agreement entered into by and between the University of South Florida and the Research Foundation, for the first part, and Immuno-Rx, for the second part; and

WHEREAS, the Research Foundation and Immuno-Rx desire now to alter, amend and restate their respective obligations deriving from License Agreements F1 -F4, and to supplant such Agreements with new license agreements (hereinafter the “License Agreements 1-4”) restating such obligations, such that Agreements F1-F4 shall now stand only as superceded and of no prospective effect; and WHEREAS, the Research Foundation and Immuno-Rx are entering into the New Agreements, of even date herewith, with regard to the same body of inventions and rights as were contemplated by License Agreements F1-F4;

NOW THEREFORE —

— the Research Foundation and Immuno-Rx hereby agree as per the following stipulations:

1. License Agreements F 1-F4 shall be, and they hereby are, superceded as of the date of the respective counterpart Agreements. All rights accruing to either party under License Agreements F 1 -F4 by virtue of lapses or omissions of either party to date under such agreements shall vest in the respective parties upon execution of the new counterpart License Agreements 1-4. Each party hereby releases the other party of any future obligations to it arising from such point forward under the superceded License Agreements Fl -F4 .

2. In consideration of the Research Foundation’s entering into this instrument undertaking the supercession of License Agreements F1-F4 and the License Agreements, Immuno-Rx undertakes

(a) To issue to the Research Foundation [***] shares of the common stock of Immuno-Rx, at the time of the signing of the License Agreements, subject to all the limitations attaching to prior issues of common stock held by the Research Foundation, as provided in undertakings previously given by the Research Foundation with regard to such previously issued shares, and subject also to all rights and reservations of right by the Company made at the time of such prior issuance and as further provided in all relevant filings of the Company under law and in the various actions of the Company authorizing such issuance; and further

(b) To pay to the Research Foundation the amounts of [***] U.S. dollars ($[***]) and [***] U.S. dollars ($[***]), respectively, upon the completing of the Company’s [***].

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IN WITNESS WHEREOF, the Research Foundation and Immuno-Rx have caused their duly authorized representatives to sign this instrument on their behalf as of the 28 day of June, 2000.

UNIVERSITY OF SOUTH FLORIDA
RESEARCH FOUNDATION, INC.

By:	/s/ Martin Silbiger
Name:	/s/ Martin Silbiger
Capacity:	President
Date:	6/28/2000

IMMUNO-Rx, Inc.

By:	/s/ Harvey Brandwein
Name:	Harvey Brandwein
Capacity:	President
Date:	June 28, 2000

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LICENSE AGREEMENT

PREAMBLE

This Agreement is made and entered into to be effective the 28th day of June, 2000, (the Effective Date) by and between the UNIVERSITY OF SOUTH FLORIDA RESEARCH FOUNDATION, INC., a University direct-support organization under Florida law and a not-for-profit corporation of the State of Florida, having its principal office at 4202 East Fowler Avenue, Tampa, Florida 33620 (hereinafter referred to as RESEARCH FOUNDATION), and Immuno-RX, Inc., a corporation organized under the laws of Florida and having its principal office at 140 West 57th Street, Suite 9C, New York, New York 10019, (hereinafter referred to as LICENSEE).

WITNESSETH

WHEREAS, RESEARCH FOUNDATION is the exclusive licensee under certain “Patent Rights” (as later defined herein) relating to Method for Making a Medicament for Treating Secondary Immunodeficiency (Natural Cytokine Mixture) and has the right to grant licenses under said Patent Rights;

WHEREAS, RESEARCH FOUNDATION desires to have the Patent Rights utilized in the public interest and is willing to grant a license thereunder; and

WHEREAS, LICENSEE intends to develop, produce, manufacture, market and/or sell products similar to the “Licensed Product(s)” (as later defined herein) and is willing to commit itself to a diligent program of exploiting the Patent Rights so that public utilization shall result therefrom; and

WHEREAS, LICENSEE desires to obtain a license under the Patent Rights upon the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto agree as follows:

ARTICLE I - DEFINITIONS

For the purpose of this Agreement, the following words and phrases shall have the following meanings:

1.1	“LICENSEE” shall include: a related company of LICENSEE, the voting stock of which is, directly or indirectly, at least fifty percent (50%) owned or controlled by LICENSEE; an organization which directly or indirectly controls more than fifty percent (50%) of the voting stock of LICENSEE; and an organization, the majority ownership of which is, directly or indirectly, common to the ownership of LICENSEE.

1.2	“Technology” shall mean: any process, machine, manufacture, composition or design, or any new or useful improvement thereof, described in U.S. Patent Application Number 08/610,075 or corresponding foreign patent, any division, continuation, and continuation-in-part of any such application, and any patent or patent which shall issue based on any such application, division, continuation, or continuation-in-part, and any patent which is a reissue or an extension thereof, or patent in addition thereto; plus any associated trade secrets, proprietary bench rights, know-how, information, rights of access or use, or other privilege, right, or immunity under the laws of the United States or foreign countries.

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1.3	“Patent Right(s)” shall mean: rights to make, use, manufacture, sell, or practice, under any patent issuing with respect to the Technology under the laws of the United States of America or any foreign country or group of countries.

1.4	“Licensed Process” shall mean: any process which is based upon, covered by, or utilizes the Technology in any relevant respect.

1.5	“Licensed Product” shall mean: any product or part thereof, or appliance with respect thereto, which is based upon, covered by, or utilizes, the Technology in any relevant respect, such as, but not limited to, any product or part thereof made by a process which is a Licensed Process.

1.6	“Effective Date” shall mean the date so identified above in the preamble to this Agreement or, if not so identified, then the date on which the last of the parties executed this Agreement.

1.7	“Gross Sales Price” shall mean [***]

ARTICLE II – GRANT

2.1	RESEARCH FOUNDATION hereby grants to LICENSEE the worldwide exclusive (except as otherwise herein provided) right and license, to make, have made, use, sublicense (including rights to cross-license, by virtue of which LICENSEE shall obtain corresponding rights to third party technologies), lease and sell the Licensed Products, to the end(s) of the effective term(s), unless sooner terminated according to provisions hereof, of the patents upon which are based the Patent Rights herein defined.

2.2	RESEARCH FOUNDATION reserves to the University of South Florida (“University”) the right to practice under the Patent Rights for the University’s noncommercial research and education purposes.

2.3	The license granted hereunder shall not be construed to confer any rights upon LICENSEE by implication, estoppel or otherwise as to any technology except as specifically set forth herein.

2.4	LICENSEE agrees that any sublicenses granted by it shall contain such provisions as are necessary for LICENSEE to meet its obligations under this Agreement and to reasonably protect the interest of RESEARCH FOUNDATION with regard to such sublicense.

2.5	LICENSEE agrees to forward to RESEARCH FOUNDATION a copy of any and all fully executed sublicense agreements for Licensed Products or Licensed Processes and further agrees to forward to RESEARCH FOUNDATION annually a copy of such reports received by LICENSEE from its sublicensees during the preceding twelve (12) month period under the sublicenses as shall be pertinent to a royalty accounting under said sublicense agreements.

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2.6	Termination under any provision of this Agreement of the license granted to LICENSEE hereunder, in any respect, shall terminate all sublicenses granted by LICENSEE in such respect; provided however, that any sublicensee may elect to continue its sublicense by advising RESEARCH FOUNDATION in writing, within (60) sixty days of the sublicensee’s receipt of written notice of such termination, of its election and of its agreement to assume in respect of RESEARCH FOUNDATION all the obligations (including obligations for payment) contained in its sublicensing agreement with LICENSEE. Any sublicense granted by LICENSEE shall contain provisions corresponding to those of this paragraph respecting termination and the conditions of continuance of sublicenses.

ARTICLE III - DUE DILIGENCE

3.1	LICENSEE shall use its best efforts to bring one or more Licensed Products or Licensed Processes to market through a diligent program for exploitation of the Patent Rights, and LICENSEE’s failure to so perform shall be grounds for RESEARCH FOUNDATION to terminate this Agreement pursuant to Paragraph 13.3 hereof.

ARTICLE IV – ROYALTIES

4.1	For the rights, privileges and license(s) granted hereunder, during the effective term of the patents upon which Patent Rights are based, or until this Agreement shall be sooner terminated as herein otherwise provided, LICENSEE shall pay RESEARCH FOUNDATION:

(a)	royalties (hereinafter “Running Royalties”) equal to [***] percent ([***]%) of Gross Sales of the Licensed Product made, used, leased or sold by or for LICENSEE and it’s sublicensees, provided

(1)	that if it is necessary for LICENSEE to acquire one or more royalty-bearing licenses from third parties in order to fully exercise the rights granted by. RESEARCH FOUNDATION hereunder, or in the event that LICENSEE shall sell or lease product(s) (hereinafter “Combination Product(s)”) consisting of a Licensed Product and one or more additional active ingredients which must be purchased outright by LICENSEE for use in the composition of such Combination Product, then in either such event, LICENSEE shall be entitled to credit against the royalty payments due RESEARCH FOUNDATION hereunder cumulative amounts equal to royalties and/or the price actually paid to third parties on such account(s), up to a maximum of [***] percent ([***]%) of the amounts due RESEARCH FOUNDATION on account of royalties as herein otherwise provided; and further provided

(2)	that in the event that LICENSEE shall sell or lease any product(s) (hereinafter “Cross-Licensed Products”) pursuant to rights obtained in exchange for rights to Licensed Products or the Technology, LICENSEE shall be obligated to pay RESEARCH FOUNDATION Running Royalties and License Fees on such cross-licensed Products as herein otherwise provided, on the same basis as it shall be obligated to pay such amounts on Licensed Products; and

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(b)	license fees (hereinafter “License Fees”) equal to [***] percent ([***]%) of anything of value other than sublicensee royalties, received by LICENSEE as consideration for the use of the Technology. Specifically excluded from characterization and treatment as License Fees, for purposes of this paragraph 4.1 (b), are sublicensee royalties analogous to LICENSEE’S Running Royalties under this Agreement (whether commensurate or otherwise) and amounts received as advances on future or forthcoming royalties; further excluded from such characterization and treatment are (i) payments for which LICENSEE is obligated to perform technical, research or development services, (ii) sales of one hundred per cent (100%) of the common stock of LICENSEE, and (iii) sales of some lesser percentage of the common stock of LICENSEE, in the nature of investments in LICENSEE.

4.2	Gross Sales/Sale or Lease. For purposes of this Agreement, Gross Sales shall be calculated by [***].

4.3	Royalty payments shall be paid in United States dollars in Tampa, Florida, or at such other place as RESEARCH FOUNDATION may reasonably designate consistent with the laws and regulations controlling in any foreign country. If any currency conversion shall be required in connection with the payment of royalties hereunder, such conversion shall be made by using the exchange rate prevailing at the Chase Manhattan Bank (N.A.) on the last business day of the calendar quarter reporting period to which such royalty payments relate.

ARTICLE V - REPORTS AND RECORDS

5.1	LICENSEE shall keep full, true and accurate books of account containing all particulars that may be necessary for the purpose of showing the amounts payable to RESEARCH FOUNDATION hereunder, and said books and the supporting data shall be open at all reasonable times for five (5) years following the end of the calendar year to which they pertain, to the inspection of RESEARCH FOUNDATION or its agents for the purpose of verifying LICENSEE’s royalty statement or compliance in other respects with this Agreement.

5.2	LICENSEE, within sixty (60) days after March 31, June 30, September 30 and December 31, of each year, shall deliver to RESEARCH FOUNDATION true and accurate reports, giving such particulars of the business conducted by LICENSEE and its sublicensees during the preceding three-month period under this Agreement as shall be pertinent to a royalty accounting hereunder, including an accounting for Licensed Processes used and Licensed Products and the billings, deductions and royalties due with respect thereto.

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5.3	With each such report submitted, LICENSEE shall pay to RESEARCH FOUNDATION the royalties due and payable under this Agreement. If no royalties shall be due, LICENSEE shall so report.

5.4	The royalty payments set forth in this Agreement shall, if overdue, bear interest until payment at a [***] ([***]%) per annum rate. The payment of such interest shall not foreclose RESEARCH FOUNDATION from exercising any other rights it may have as a consequence of the lateness of the payment.

ARTICLE VI - PATENT PROSECUTION

6.1	RESEARCH FOUNDATION shall be responsible for and ensure the prompt issuance of the Patent Rights and that such Patent Rights shall be maintained during the term of this Agreement. RESEARCH FOUNDATION shall also be responsible for obtaining such other available Patent Rights protection as LICENSEE may request. Promptly upon execution of this Agreement, LICENSEE shall reimburse RESEARCH FOUNDATION for costs incurred by RESEARCH FOUNDATION with respect to Patent Rights, and thereafter as such costs are incurred.

ARTICLE VII – INFRINGEMENT

7.1	The parties shall inform each other promptly, in writing, of any alleged infringement of the Patent Rights by a third party, and of any available evidence thereof.

7.2	During the term of this Agreement, LICENSEE shall have the right, subject only to approval not unreasonably withheld of RESEARCH FOUNDATION, but shall not be obligated, to prosecute at its own expense any such infringements of the Patent Rights and, in furtherance of such right, RESEARCH FOUNDATION hereby agrees that LICENSEE may join RESEARCH FOUNDATION as a party plaintiff in any such suit, without expense to RESEARCH FOUNDATION. The total cost of any such infringement action except as provided in paragraph 7.4 hereof, commenced or defended solely by LICENSEE shall be borne by LICENSEE and LICENSEE shall keep any recovery or damages for past infringement derived therefrom.

7.3	If within six (6) months after having been notified of any alleged infringement, LICENSEE shall have been unsuccessful in persuading the alleged infringer to desist and shall not have brought and shall not be diligently prosecuting an infringement action, or if LICENSEE shall notify RESEARCH FOUNDATION at any time prior thereto of its intention not to bring suit against any alleged infringer, then, and in those events only, RESEARCH FOUNDATION shall have the right, but shall not be obligated, to prosecute at its own expense any infringement of the Patent Rights, and RESEARCH FOUNDATION may, for such purposes, use the name of LICENSEE as party plaintiff. No settlement, consent judgment or other voluntary final disposition of the suit may be entered into without the consent of the other party, which consent shall not unreasonably be withheld.

7.4	In the event that LICENSEE shall undertake the enforcement and/or defense of the Patent Rights by litigation, LICENSEE may withhold up to [***] percent ([***]%) of the royalties otherwise thereafter due RESEARCH FOUNDATION hereunder and apply the same toward reimbursement of up to fifty percent (50%) of its expenses, including reasonable attorneys’ fees, in connection therewith. Any recovery by LICENSEE of damages for past infringement in any such suit shall be applied first in satisfaction of any unreimbursed expenses and legal fees of LICENSEE relating to the suit, and next toward reimbursement of RESEARCH FOUNDATION for any royalties past due or withheld and applied pursuant to this Article VII. LICENSEE shall keep the balance remaining from any such recovery.

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7.5	In the event that a declaratory judgment action alleging invalidity or noninfringement of any of the Patent Rights shall be brought against RESEARCH FOUNDATION, LICENSEE at its option, shall have the right, within thirty (30) days after commencement of such action, to intervene and take over the sole defense of the action at its own expense except as provided in paragraph 7.4.

7.6	In any infringement suit as either party may institute to enforce the Patent Rights pursuant to this Agreement, the other party hereto shall, at the request and expense of the party initiating such suit, cooperate in all respects and, to the extent possible, have its employees testify when requested and make available relevant records, papers, information, samples, specimens, and the like.

7.7	RESEARCH FOUNDATION warrants and represents that it has the lawful right to grant the license provided in this agreement and that it has not granted rights or licenses In derogation of this Agreement. RESEARCH FOUNDATION agrees that during the term of this Agreement, or any license granted hereunder, RESEARCH FOUNDATION shall not enter into any other agreements that conflict with the rights or obligations provided hereunder, including any rights and obligations provided hereunder, including any rights and obligations that survive termination of this Agreement.

ARTICLE VIII - PRODUCT LIABILITY

8.1	LICENSEE shall, at all times during the term of this Agreement and thereafter, indemnify, defend and hold RESEARCH FOUNDATION, the University and their trustees, officers, employees and affiliates, harmless against all claims and expenses, including legal expenses and reasonable attorneys’ fees, arising out of the death of or injury to any person or persons or out of any damage to property and against any other claim, proceeding, demand, expense and liability of any kind whatsoever, resulting from the LICENSEE’s, LICENSEE’s Affiliated Companies, or any of its sublicensee’s production, manufacture, sale, use (both experimental and consumer), lease, consumption or advertisement of the Licensed Product(s) and/or Licensed Process(es) or arising from any obligation of the LICENSEE hereunder.

8.2	EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, RESEARCH FOUNDATION MAKES NO REPRESENTATIONS AND EXTENDS NO WARRANTIES OF ANY KIND, EITHER EXPRESSED OR IMPLIED, INCLUDING, BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND VALIDITY OF PATENT RIGHTS CLAIMS, ISSUED OR PENDING.

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ARTICLE IX - EXPORT CONTROLS

9.1	It is understood that RESEARCH FOUNDATION is subject to United States laws and regulations controlling the export of technical data, computer software, laboratory prototypes and other commodities (including the Arms Export Control Act, as amended and the Export Administration Act of 1979), and that its obligations hereunder are contingent on compliance with applicable United States export laws and regulations. The transfer of certain technical data and commodities may require a license from the cognizant agency of the United States Government and/or written assurances by LICENSEE that LICENSEE shall not export data or commodities to certain foreign countries without prior approval of such agency. RESEARCH FOUNDATION neither represents that a license shall not be required nor that, if required, it shall be issued.

ARTICLE X - NON-USE OF NAMES

10.1	LICENSEE shall not use the names of RESEARCH FOUNDATION, the University of South Florida nor any of its employees, nor any adaptation thereof, in any advertising, promotional or .sales literature without prior written consent obtained from RESEARCH FOUNDATION in each case, except that LICENSEE may state that it is licensed by RESEARCH FOUNDATION under one or more of the patents and/or applications comprising the Patent Rights.

ARTICLE XI – ASSIGNMENT

11.1	This Agreement is not assignable except that (i) LICENSEE may assign this Agreement in connection with any merger, consolidation, sale of all or substantially all of its assets or equity, or sales of a controlling interest in LICENSEE, and (ii) LICENSEE may assign this Agreement to another entity in which LICENSEE maintains at least a majority ownership interest.

ARTICLE XII – ARBITRATION

12.1	Any and all claims, disputes or controversies arising under, out of, or in connection with this Agreement, including any dispute relating to patent validity or infringement, which have not been resolved by good faith negotiations between the parties, shall be resolved by final and binding arbitration in Tampa, Florida under the rules of the American Arbitration Association, or the Patent Arbitration Rules if applicable, then obtaining; The arbitrators shall have no power to add to, subtract from or modify any of the terms or conditions of this Agreement. Any award rendered in such arbitration may be enforced by either party in either the courts of the State of Florida or in the United States District Court for the Middle District of Florida, to whose jurisdiction for such purposes RESEARCH FOUNDATION and LICENSEE each hereby irrevocably consents and submits.

12.2	Notwithstanding the foregoing, nothing in this Article shall be construed to waive any rights or timely performance of any obligations existing under this Agreement.

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ARTICLE XIII – TERMINATION

13.1	RESEARCH FOUNDATION shall have the right to terminate this Agreement at any time upon notice to LICENSEE in the event either (a) If LICENSEE shall file any court, pursuant to any statute either of the United States or any state , a petition in bankruptcy or insolvency or for the appointment of a receiver or trustee of all or substantially all of LICENSEE property, or if LICENSEE shall make an assignment for the benefit or creditors, or if LICENSEE shall commit any other affirmative act of insolvency; or (b) if there shall be filed against LICENSEE in any court, pursuant to any statute either in the United States or any state, an involuntary petition in bankruptcy or insolvency or for reorganization, or if there shall be involuntarily appointed a receiver or trustee of all or substantially all of LICENSEE’s property, unless such petition or appointment is set aside or withdrawn or ceases to be in effect with one hundred twenty (120) days of the date of the filing or the appointment.

13.2	Should LICENSEE fail to pay RESEARCH FOUNDATION royalties due and payable hereunder, RESEARCH FOUNDATION shall have the right to terminate this Agreement on thirty (30) days’ notice, unless LICENSEE shall pay RESEARCH FOUNDATION within the thirty (30) day period, all such royalties and interest due and payable. Upon the expiration of the thirty (30) day period, if LICENSEE shall not have paid all such royalties and interest due and payable, the rights, privileges and license granted hereunder shall terminate.

13.3	Upon any material breach or default of this Agreement by LICENSEE, other than those occurrences set out in Paragraphs 13.1 and 13.2 hereinabove, which shall always take precedence in that order over any material breach or default referred to in this Paragraph 13.3, RESEARCH FOUNDATION shall have the right to terminate this Agreement and the rights, privileges and license granted hereunder by thirty (30) days notice to LICENSEE. Such termination shall become effective unless LICENSEE shall have cured any such breach or default prior to the expiration of the thirty (30) day period.

13.4	LICENSEE shall have the right to terminate this Agreement at any time on six (6) months’ notice to RESEARCH FOUNDATION, and upon payment of all amounts due RESEARCH FOUNDATION through the effective date of the termination.

13.5	Upon termination of this Agreement for any reason, nothing herein shall be construed to release either party from any obligation that matured prior to the effective date of such termination. LICENSEE may, however, after the effective date of such termination, sell all Licensed Products, and complete Licensed Products in the process of manufacture at the time of such termination and sell the same, provided that LICENSEE shall pay to RESEARCH FOUNDATION the royalties thereon as required by Article IV of this Agreement and shall submit the reports required by Article V hereof on the sales of Licensed Products.

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ARTICLE XIV - PAYMENTS, NOTICES AND OTHER COMMUNICATIONS

14.1	Any payment, notice or other communication pursuant to the Agreement shall be sufficiently made or given on the date of mailing if sent to such party by certified first class mail, postage prepaid, addressed to it at its address below or as it shall designate by written notice given to the other party:

In the case of RESEARCH FOUNDATION:

USF Box 30445

Tampa, Florida 33620-3044

In the case of LICENSEE:

[***]

ARTICLE XV - MISCELLANEOUS PROVISIONS

15.1	This Agreement shall be construed, governed, interpreted and applied in Accordance with the laws of the State of Florida, U.S.A., except that questions affecting the construction and effect of any patent shall be determined by the law of the country in which the patent was granted.

15.2	The parties hereto acknowledge that this Agreement sets forth the entire Agreement and understanding, and supersedes and makes null and void any and all prior understandings and agreements, of the parties hereto as to the subject matter hereof, and shall not be subject to any change or modification except by the execution of a written instrument subscribed to by the parties hereto. Notwithstanding the foregoing, the terms and conditions of the Confidentiality Agreement between the parties dated _________, shall continue in effect.

15.3	The provisions of this Agreement are severable, and in the event that any provisions of this Agreement shall be determined to be invalid or unenforceable under any controlling body of the law, such invalidity or unenforceability shall not in any way affect the validity or enforceability of the remaining provisions hereof.

15.4	LICENSEE agrees to mark the Licensed Products sold in the United States with all applicable United States patent numbers. All Licensed Products shipped to or sold in other countries shall be marked in such a manner as to conform with the patent laws and practice of the country of manufacture or sale.

15.5	The failure of either party to assert a right hereunder or to insist upon compliance with any term or condition of this Agreement shall not constitute a waiver of that right or excuse a similar subsequent failure to perform any such term or condition by the other party.

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IN WITNESS WHEREOF, the parties have hereunto set their hands and seals and fully executed this Agreement the day and year set forth below.

UNIVERSITY OF SOUTH FLORIDA		LICENSEE
RESEARCH FOUNDATION, INC.

By:	/s/ Martin Silbiger	By:	/s/ Harvey Brandwein
Name:	Martin Silbiger	Name:	Harvey Brandwein
Title:	President	Title:	President
Date:	6/28/00	Date:	6/28/00

Acknowledged and Agreed to:

Inventor		University of South Florida

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LICENSE AGREEMENT

PREAMBLE

This Agreement is made and entered into to be effective the 018 day of June, 2000, (the Effective Date) by and between the UNIVERSITY OF SOUTH FLORIDA RESEARCH FOUNDATION, INC., a University direct-support organization under Florida law and a not-for-profit corporation of the State of Florida, having its principal office at 4202 East Fowler Avenue, Tampa, Florida 33620 (hereinafter referred to as RESEARCH FOUNDATION), and Immuno-R„, Inc., a corporation organized under the laws of Florida and having its principal office at 140 West 57th Street, Suite 9C, New York, New York, (hereinafter referred to as LICENSEE).

WITNESSETH

WHEREAS, RESEARCH FOUNDATION is the exclusive licensee under certain Patent Rights” (as later defined herein) relating to Method for Using Combination Medicament for Treating Secondary immunodeficiency and has the right to grant licenses under said Patent Rights;

WHEREAS, RESEARCH FOUNDATION desires to have the Patent Rights utilized in the public interest and is willing to grant a license thereunder, and

WHEREAS, LICENSEE intends to develop, produce, manufacture, market and/or sell products similar to the “Licensed Product(s)” (as later defined herein) and is willing to commit itself to a diligent program of exploiting the Patent Rights so that public utilization shall result therefrom; and

WHEREAS, LICENSEE desires to obtain a license under the Patent Rights upon the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto agree as follows:

ARTICLE I - DEFINITIONS

For the purpose of this Agreement, the following words and phrases shall have the following meanings:

1.1	“LICENSEE” shall include: a related company of LICENSEE, the voting stock of which is, directly or indirectly, at least fifty percent (50%) owned or controlled by LICENSEE; an organization which directly or indirectly controls more than fifty percent (50%) of the voting stock of LICENSEE; and an organization, the majority ownership of which is, directly or indirectly, common to the ownership of LICENSEE.

1.2	Technology” shall mean: any process, machine, manufacture, composition or design, or any new or useful improvement thereof, described in U.S. Patent Application Number 08/341,424 or corresponding foreign patent, any division, continuation, and continuation-in-part of any such application, and any patent or patent which shall issue based on any such application, division, continuation, or continuation-in-part, and any patent which is a reissue or an extension thereof, or patent in addition thereto; plus any associated trade secrets, proprietary bench rights, know-how, information, rights of access or use, or other privilege, right, or immunity under the laws of the United States or foreign countries.

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1.3	“Patent Right(s)” shall mean: rights to make, use, manufacture, sell, or practice, under any patent issuing with respect to the Technology under the laws of the United States of America or any foreign country or group of countries.

1.4	“Licensed Process” shall mean: any process which is based upon, covered by, or utilizes the Technology in any relevant respect.

1.5	“Licensed Product’ shall mean: any product or part thereof, or appliance with respect thereto, which Is based upon, covered by, or utilizes, the Technology in any relevant respect, such as, but not limited to, any product or part thereof made by a process which Is a Licensed Process.

1.6	“Effective Date” shall mean the date so identified above in the preamble to this Agreement or, If not so identified, then the date on which the last of the parties executed this Agreement.

1.7	“Gross Sales Price” shall mean [***]

ARTICLE II – GRANT

2.1	RESEARCH FOUNDATION hereby grants to LICENSEE the worldwide exclusive (except as otherwise herein provided) right and license, to make, have made, use, sublicense (including rights to cross-license, by virtue of which LICENSEE shall obtain corresponding rights to third party technologies), lease and sell the Licensed Products, to the end(s) of the effective term(s), unless sooner terminated according to provisions hereof, of the patents upon which are based the Patent Rights herein defined.

2.2	RESEARCH FOUNDATION reserves to the University of South Florida (“University”) the right to practice under the Patent Rights for the University’s noncommercial research and education purposes.

2.3	The license granted hereunder shall not be construed to confer any rights upon LICENSEE by implication, estoppel or otherwise as to any technology except as specifically set forth herein.

2.4	LICENSEE agrees that any sublicenses granted by it shall contain such provisions as are necessary for LICENSEE to meet its obligations under this Agreement and to reasonably protect the interest of RESEARCH FOUNDATION with regard to such sublicense.

2.5	LICENSEE agrees to forward to RESEARCH FOUNDATION a copy of any and all fully executed sublicense agreements for Licensed Products or Licensed Processes and further agrees to forward to RESEARCH FOUNDATION annually a copy of such reports received by LICENSEE from its sublicensees during the preceding twelve (12) month period under the sublicenses as shall be pertinent to a royalty accounting under said sublicense agreements.

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2.6	Termination under any provision of this Agreement of the license granted to LICENSEE hereunder, in any respect, shall terminate all sublicenses granted by LICENSEE in such respect; provided however, that any sublicensee may elect to continue its sublicense by advising RESEARCH FOUNDATION in writing, within (60) sixty days of the sublicensee’s receipt of written notice of such termination, of its election and of its agreement to assume in respect of RESEARCH FOUNDATION all the obligations (including obligations for payment) contained in Its sublicensing agreement with LICENSEE. Any sublicense granted by LICENSEE shall contain provisions corresponding to those of this paragraph respecting termination and the conditions of continuance of sublicenses.

ARTICLE III - DUE DILIGENCE

3.1	LICENSEE shall use its best efforts to bring one or more Licensed Products or Licensed Processes to market through a diligent program for exploitation of the Patent Rights, and LICENSEE’s failure to so perform shall be grounds for RESEARCH FOUNDATION to terminate this Agreement pursuant to Paragraph 13.3 hereof.

ARTICLE IV – ROYALTIES

4.1	For the rights, privileges and license(s) granted hereunder, during the effective term of the patents upon which Patent Rights are based, or until this Agreement shall be sooner terminated as herein otherwise provided, LICENSEE shall pay RESEARCH FOUNDATION:

(a)	royalties (hereinafter “Running Royalties”) equal to [***] percent ([***]%) of Gross Sales of the Licensed Product made, used, leased or sold by or for LICENSEE and it’s sublicensees, provided

(1)	that if it is necessary for LICENSEE to acquire one or more royalty-bearing licenses from third parties in order to fully exercise the rights granted by RESEARCH FOUNDATION hereunder, or in the event that LICENSEE shall sell or lease product(s) (hereinafter “Combination Product(sr) consisting of a Licensed Product and one or more additional active ingredients which must be purchased outright by LICENSEE for use in the composition of such Combination Product, then in either such event, LICENSEE shall be entitled to credit against the royalty payments due RESEARCH FOUNDATION hereunder cumulative amounts equal to royalties and/or the price actually paid to third parties on such account(s), up to a maximum of [***] percent ([***]%) of the amounts due RESEARCH FOUNDATION on account of royalties as herein otherwise provided; and further provided

(2)	that in the event that LICENSEE shall sell or lease any product(s) (hereinafter “Cross-Licensed Products”) pursuant to rights obtained in exchange for rights to Licensed Products or the Technology, LICENSEE shall be obligated to pay RESEARCH FOUNDATION Running Royalties and License Fees on such cross-licensed products as herein otherwise provided, on the same basis as it shall be obligated to pay such amounts on Licensed Products; and

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(b)	license fees (hereinafter “License Fees”) equal to [***] percent ([***]%) of anything of value other than sublicensee royalties, received by LICENSEE as consideration for the use of the Technology. Specifically excluded from characterization and treatment as License Fees, for purposes of this paragraph 4.1 (b), are sublicensee royalties analogous to LICENSEE’S Running Royalties under this Agreement (whether commensurate or otherwise) and amounts received as advances on future or forthcoming royalties; further excluded from such characterization and treatment are (i) payments for which LICENSEE is obligated to perform technical, research or development services, (ii) sales of one hundred per cent (100%) of the common stock of LICENSEE, and (iii) sales of some lesser percentage of the common stock of LICENSEE, in the nature of investments in LICENSEE.

4.2	Gross Sales/Sale or Lease. For purposes of this Agreement, Gross Sales shall be calculated by [***].

4.3	Royalty payments shall be paid in United States dollars in Tampa, Florida, or at such other place as RESEARCH FOUNDATION may reasonably designate consistent with the laws and regulations controlling in any foreign country. If any currency conversion shall be required in connection with the payment of royalties hereunder, such conversion shall be made by using the exchange rate prevailing at the Chase Manhattan Bank (NA) on the last business day of the calendar quarter reporting period to which such royalty payments relate.

ARTICLE V - REPORTS AND RECORDS

5.1	LICENSEE shall keep full, true and accurate books of account containing all particulars that may be necessary for the purpose of showing the amounts payable to RESEARCH FOUNDATION hereunder, and said books and the supporting data shall be open at all reasonable times for five (5) years following the end of the calendar year to which they pertain, to the inspection of RESEARCH FOUNDATION or its agents for the purpose of verifying LICENSEE’S royalty statement or compliance in other respects with this Agreement.

5.2	LICENSEE, within sixty (60) days after March 31, June 30, September 30 and December 31, of each year, shall deliver to RESEARCH FOUNDATION true and accurate reports, giving such particulars of the business conducted by LICENSEE and its sublicensees during the preceding three-month period under this Agreement as shall be pertinent to a royalty accounting hereunder, Including an accounting for Licensed Processes used and Licensed Products and the billings, deductions and royalties due with respect thereto.

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5.3	With each such report submitted, LICENSEE shall pay to RESEARCH FOUNDATION the royalties due and payable under this Agreement. If no royalties shall be due, LICENSEE shall so report.

5.4	The royalty payments set forth in this Agreement shall, if overdue, bear interest until payment at a [***] ([***]%) per annum rate. The payment of such interest shall not foreclose RESEARCH FOUNDATION from exercising any other rights it may have as a consequence of the lateness of the payment.

ARTICLE VI - PATENT PROSECUTION

6.1	RESEARCH FOUNDATION shall be responsible for and ensure the prompt issuance of the Patent Rights and that such Patent Rights shall be maintained during the term of this Agreement. RESEARCH FOUNDATION shall also be responsible for obtaining such other available Patent Rights protection as LICENSEE may request. Promptly upon execution of this Agreement, LICENSEE shall reimburse RESEARCH FOUNDATION for costs incurred by RESEARCH FOUNDATION with respect to Patent Rights, and thereafter as such costs are incurred.

ARTICLE VII – INFRINGEMENT

7.1	The parties shall inform each other promptly, in writing, of any alleged infringement of the Patent Rights by a third party, and of any available evidence thereof.

7.2	During the term of this Agreement, LICENSEE shall have the right, subject only to approval not unreasonably withheld of RESEARCH FOUNDATION, but shall not be obligated, to prosecute at its own expense any such infringements of the Patent Rights and, in furtherance of such right, RESEARCH FOUNDATION hereby agrees that LICENSEE may join RESEARCH FOUNDATION as a party plaintiff in any such suit, without expense to RESEARCH FOUNDATION. The total cost of any such infringement action except as provided in paragraph 7.4 hereof, commenced or defended solely by LICENSEE shall be borne by LICENSEE and LICENSEE shall keep any recovery or damages for past infringement derived therefrom.

7.3	If within six (6) months after having been notified of any alleged infringement, LICENSEE shall have been unsuccessful in persuading the alleged infringer to desist and shall not have brought and shall not be diligently prosecuting an infringement action, or if LICENSEE shall notify RESEARCH FOUNDATION at any time prior thereto of its intention not to bring suit against any alleged infringer, then, and in those events only, RESEARCH FOUNDATION shall have the right, but shall not be obligated, to prosecute at its own expense any infringement of the Patent Rights, and RESEARCH FOUNDATION may, for such purposes, use the name of LICENSEE as party plaintiff. No settlement, consent judgment or other voluntary final disposition of the suit may be entered into without the consent of the other party, which consent shall not unreasonably be withheld.

7.4	In the event that LICENSEE shall undertake the enforcement and/or defense of the Patent Rights by litigation, LICENSEE may withhold up to [***] percent ([***]%) of the royalties otherwise thereafter due RESEARCH FOUNDATION hereunder and apply the same toward reimbursement of up to [***] percent ([***]%) of its expenses, including reasonable attorneys’ fees, in connection therewith. Any recovery by LICENSEE of damages for past infringement in any such suit shall be applied first In satisfaction of any unreimbursed expenses and legal fees of LICENSEE relating to the suit, and next toward reimbursement of RESEARCH FOUNDATION for any royalties past due or withheld and applied pursuant to this Article VII. LICENSEE shall keep the balance remaining from any such recovery.

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7.5	In the event that a declaratory judgment action alleging invalidity or noninfringement of any of the Patent Rights shall be brought against RESEARCH FOUNDATION, LICENSEE at its option, shall have the right, within thirty (30) days after commencement of such action, to intervene and take over the sole defense of the action at its own expense except as provided in paragraph 7.4.

7.6	In any infringement suit as either party may institute to enforce the Patent Rights pursuant to this Agreement, the other party hereto shall, at the request and expense of the party initiating such suit, cooperate in all respects and, to the extent possible, have Its employees testify when requested and make available relevant records, papers, information, samples, specimens, and the like.

7.7	RESEARCH FOUNDATION warrants and represents that it has the lawful right to grant the license provided in this agreement and that ft has not granted rights or licenses in derogation of this Agreement. RESEARCH FOUNDATION agrees that during the term of this Agreement, or any license granted hereunder, RESEARCH FOUNDATION shall not enter into any other agreements that conflict with the rights or obligations provided hereunder, including any rights and obligations provided hereunder, including any rights and obligations that survive termination of this Agreement.

ARTICLE VIII - PRODUCT LIABILITY

8.1	LICENSEE shall, at all times during the term of this Agreement and thereafter, indemnify, defend and hold RESEARCH FOUNDATION, the University and their trustees, officers, employees and affiliates, harmless against all claims and expenses, including legal expenses and reasonable attorneys’ fees, arising out of the death of or injury to any person or persons or out of any damage to property and against any other claim, proceeding, demand, expense and liability of any kind whatsoever, resulting from the LICENSEE’s, LICENSEE’S Affiliated Companies, or any of its sublicensee’s production, manufacture, sale, use (both experimental and consumer), lease, consumption or advertisement of the Licensed Product(s) and/or Licensed Process(es) or arising from any obligation of the LICENSEE hereunder.

8.2	EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, RESEARCH FOUNDATION MAKES NO REPRESENTATIONS AND EXTENDS NO WARRANTIES OF ANY KIND, EITHER EXPRESSED OR IMPLIED, INCLUDING, BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE; AND VALIDITY OF PATENT RIGHTS CLAIMS, ISSUED OR PENDING.

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ARTICLE IX - EXPORT CONTROLS

9.1	It is understood that RESEARCH FOUNDATION is subject to United States laws and regulations controlling the export of technical data, computer software, laboratory prototypes and other commodities (including the Arms. Export Control Act, as amended and the Export Administration Act of 1979), and that its obligations hereunder are contingent on compliance with applicable United States export laws and regulations. The transfer of certain technical data and commodities may require a license from the cognizant agency of the United States Government and/or written assurances by LICENSEE that LICENSEE shall not export data or commodities to certain foreign countries without prior approval of such agency. RESEARCH FOUNDATION neither represents that a license shall not be required nor that, if required. it shall be issued.

ARTICLE X - NON-USE OF NAMES

10.1	LICENSEE shall not use the names of RESEARCH FOUNDATION, the University of South Florida nor any of its employees, nor any adaptation thereof, in any advertising, promotional or sales literature without prior written consent obtained from RESEARCH FOUNDATION in each case, except that LICENSEE may state that it is licensed by RESEARCH FOUNDATION under one or more of the patents and/or applications comprising the Patent Rights.

ARTICLE XI – ASSIGNMENT

11.1	This Agreement is not assignable except that (I) LICENSEE may assign this Agreement in connection with any merger, consolidation, sale of all or substantially all of its assets or equity, or sales of a controlling interest in LICENSEE, and (Ii) LICENSEE may assign this Agreement to another entity in which LICENSEE maintains at least a majority ownership interest.

ARTICLE XII – ARBITRATION

12.1	Any and all claims, disputes or controversies arising under, out of, or in connection with this Agreement, including any dispute relating to patent validity or infringement, which have not been resolved by good faith negotiations between the parties, shall be resolved by final and binding arbitration in Tampa, Florida under the rules of the American Arbitration Association, or the Patent Arbitration Rules if applicable, then obtaining. The arbitrators shall have no power to add to, subtract from or modify any of the terms or conditions of this Agreement. Any award rendered In such arbitration may be enforced by either party In either the courts of the State of Florida or in the United States District Court for the Middle District of Florida, to whose jurisdiction for such purposes RESEARCH FOUNDATION and LICENSEE each hereby irrevocably consents and submits.

12.2	Notwithstanding the foregoing, nothing in this Article shall be construed to waive any rights or timely performance of any obligations existing under this Agreement.

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ARTICLE XIII – TERMINATION

13.1	RESEARCH FOUNDATION shall have the right to terminate this Agreement at any time upon notice to LICENSEE in the event either (a) If LICENSEE shall file any court, pursuant to any statute either of the United States or any state a petition in bankruptcy or insolvency or for the appointment of a receiver or trustee of all or substantially all of LICENSEE property, or if LICENSEE shall make an assignment for the benefit or creditors, or if LICENSEE shall commit any other affirmative act of Insolvency; or (b) if there shall be filed against LICENSEE in any court, pursuant to any statute either in the United States or any state, an involuntary petition in bankruptcy or insolvency or for reorganization, or if there shall be involuntarily appointed a receiver or trustee of all or substantially all of LICENSEE’S property, unless such petition or appointment is set aside or withdrawn or ceases to be in effect with one hundred twenty (120) days of the date of the filing or the appointment.

13.2	Should LICENSEE fail to pay RESEARCH FOUNDATION royalties due and payable hereunder, RESEARCH FOUNDATION shall have the right to terminate this Agreement on thirty (30) days’ notice, unless LICENSEE shall pay RESEARCH FOUNDATION within the thirty (30) day period, all such royalties and interest due and payable. Upon the expiration of the thirty (30) day period, if LICENSEE shall not have paid all such royalties and interest due and payable, the rights, privileges and license granted hereunder shall terminate.

13.3	Upon any material breach or default of this Agreement by LICENSEE, other than those occurrences set out, in Paragraphs 13.1 and 13.2 hereinabove, which shall always take precedence in that order over any material breach or default referred to in this Paragraph 13.3, RESEARCH FOUNDATION shall have the right to terminate this Agreement and the rights, privileges and license granted hereunder by thirty (30) days notice to LICENSEE. Such termination shall become effective unless LICENSEE shall have cured any such breach or default prior to the expiration of the thirty (30) day period.

13.4	LICENSEE shall have the right to terminate this Agreement at any time on six (6) months notice to RESEARCH FOUNDATION, and upon payment of all amounts due RESEARCH FOUNDATION through the effective date of the termination.

13.5	Upon termination of this Agreement for any reason, nothing herein shall be construed to release either party from any obligation that matured prior to the effective date of such termination. LICENSEE may, however, after the effective date of such termination, sell all Licensed Products, and complete Licensed Products in the process of manufacture at the time of such termination and sell the same, provided that LICENSEE shall pay to RESEARCH FOUNDATION the royalties thereon as required by Article IV of this Agreement and shall submit the reports required by Article V hereof on the sales of Licensed Products.

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ARTICLE XIV - PAYMENTS. NOTICES AND OTHER COMMUNICATIONS

14.1	Any payment, notice or other communication pursuant to the Agreement shall be sufficiently made or given on the date of mailing if sent to such party by certified first class mail, postage prepaid, addressed to ft at its address below or as ft shall designate by written notice given to the other party:

In the case of RESEARCH FOUNDATION:

USF Box 30445

Tampa, Florida 33620-3044

In the case of LICENSEE:

[***]

ARTICLE XV - MISCELLANEOUS PROVISIONS

15.1	This Agreement shall be construed, governed, interpreted and applied in Accordance with the laws of the State of Florida, U.S.A., except that questions affecting the construction and effect of any patent shall be determined by the law of the country in which the patent was granted.

15.2	The parties hereto acknowledge that this Agreement sets forth the entire Agreement and understanding, and supersedes and makes null and void any and all prior understandings and agreements, of the parties hereto as to the subject matter hereof, and shall not be subject to any change or modification except by the execution of a written instrument subscribed to by the parties hereto. Notwithstanding the foregoing, the terms and conditions of the Confidentiality Agreement between the parties dated __________________ shall continue in effect.

15.3	The provisions of this Agreement are severable, and in the event that any provisions of this Agreement shall be determined to be invalid or unenforceable under any controlling body of the law, such invalidity or unenforceability shall not in any way affect the validity or enforceability of the remaining provisions hereof.

15.4	LICENSEE agrees to mark the Licensed Products sold in the United States with all applicable United States patent numbers. All Licensed Products shipped to or sold in other countries shall be marked in such a manner as to conform with the patent laws and practice of the country of manufacture or sale.

15.5	The failure of either party to assert a right hereunder or to insist upon compliance with any term or condition of this Agreement shall not constitute a waiver of that right or excuse a similar subsequent failure to perform any such term or condition by the other party.

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IN WITNESS WHEREOF, the parties have hereunto set their hands and seals and fully executed this Agreement the day and year set forth below.

UNIVERSITY OF SOUTH FLORIDA		LICENSEE
RESEARCH FOUNDATION, INC.

By:	/s/ Martin Silbiger	By:	/s/ Harvey Brandwein
Name:	Martin Silbiger	Name:	Harvey Brandwein
Title:	President	Title:	President
Date:	6/28/00	Date:	6/28/00

Acknowledged and Agreed to:

Inventor		University of South Florida

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LICENSE AGREEMENT

PREAMBLE

This Agreement is made and entered into to be effective the 28th day of June, 2000, (the Effective Date) by and between the UNIVERSITY OF SOUTH FLORIDA RESEARCH FOUNDATION, INC., a University direct-support organization under Florida law and a not-for-profit corporation of the State of Florida, having its principal office at 4202 East Fowler Avenue, Tampa, Florida 33620 (hereinafter referred to as RESEARCH FOUNDATION), and Immuno-12,, Inc., a corporation organized under the laws of Florida and having its principal office at 140 West 57th Street, Suite 9C, New York, New York 10019, (hereinafter referred to as LICENSEE).

WITNESSETH

WHEREAS, RESEARCH FOUNDATION is the exclusive licensee under certain “Patent Rights” (as later defined herein) relating to Inosine Monophosphate Derivatives and has the right to grant licenses under said Patent Rights;

WHEREAS, RESEARCH FOUNDATION desires to have the Patent Rights utilized in the public interest and is willing to grant a license thereunder; and

WHEREAS, LICENSEE intends to develop, produce, manufacture, market and/or sell products similar to the “Licensed Product(s)” (as later defined herein) and is willing to commit itself to a diligent program of exploiting the Patent Rights so that public utilization shall result therefrom; and

WHEREAS, LICENSEE desires to obtain a license under the Patent Rights upon the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto agree as follows:

ARTICLE I - DEFINITIONS

For the purpose of this Agreement, the following words and phrases shall have the following meanings:

1.1	“LICENSEE” shall include: a related company of LICENSEE, the voting stock of which is, directly or indirectly, at least fifty percent (50%) owned or controlled by LICENSEE; an organization which directly or indirectly controls more than fifty percent (50%) of the voting stock of LICENSEE; and an organization, the majority ownership of which is, directly or indirectly, common to the ownership of LICENSEE.

1.2	“Technology” shall mean: any process, machine, manufacture, composition or design, or any new or useful improvement thereof, described in U.S. Patent Application Number 07/561,979 or corresponding foreign patent, any division, continuation, and continuation-in-part of any such application, and any patent or patent which shall issue based on any such application, division, continuation, or continuation-in-part, and any patent which is a reissue or an extension thereof, or patent in addition thereto; plus any associated trade secrets, proprietary bench rights, know-how, information, rights of access or use, or other privilege, right, or immunity under the laws of the United States or foreign countries.

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1.3	“Patent Right(s)” shall mean: rights to make, use, manufacture, sell, or practice, under any patent issuing with respect to the Technology under the laws of the United States of America or any foreign country or group of countries.

1.4	“Licensed Process” shall mean: any process which is based upon, covered by, or utilizes the Technology in any relevant respect.

1.5	“Licensed Product shall mean: any product or part thereof, or appliance with respect thereto, which is based upon, covered by, or utilizes, the Technology in any relevant respect, such as, but not limited to, any product or part thereof made by a process which is a Licensed Process.

1.6	“Effective Date” shall mean the date so identified above in the preamble to this Agreement or, if not so identified, then the date on which the last of the parties executed this Agreement.

1.7	“Gross Sales Price” shall mean [***].

ARTICLE II – GRANT

2.1	RESEARCH FOUNDATION hereby grants to LICENSEE the worldwide exclusive (except as otherwise herein provided) right and license, to make, have made, use, sublicense (including rights to cross-license, by virtue of which LICENSEE shall obtain corresponding rights to third party technologies), lease and sell the Licensed Products, to the end(s) of the effective term(s), unless sooner terminated according to provisions hereof, of the patents upon which are based the Patent Rights herein defined.

2.2	RESEARCH FOUNDATION reserves to the University of South Florida (“University”) the right to practice under the Patent Rights for the University’s noncommercial research and education purposes.

2.3	The license granted hereunder shall not be construed to confer any rights upon LICENSEE by implication, estoppel or otherwise as to any technology except as specifically set forth herein.

2.4	LICENSEE agrees that any sublicenses granted by it shall contain such provisions as are necessary for LICENSEE to meet its obligations under this Agreement and to reasonably protect the interest of RESEARCH FOUNDATION with regard to such sublicense.

2.5	LICENSEE agrees to forward to RESEARCH FOUNDATION a copy of any and all fully executed sublicense agreements for Licensed Products or Licensed Processes and further agrees to forward to RESEARCH FOUNDATION annually a copy of such reports received by LICENSEE from its sublicensees during the preceding twelve (12) month period under the sublicenses as shall be pertinent to a royalty accounting under said sublicense agreements.

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2.6	Termination under any provision of this Agreement of the license granted to LICENSEE hereunder, in any respect, shall terminate all sublicenses granted by LICENSEE in such respect; provided however, that any sublicensee may elect to continue its sublicense by advising RESEARCH FOUNDATION in writing, within (60) sixty days of the sublicensee’s receipt of written notice of such termination, of its election and of its agreement to assume in respect of RESEARCH FOUNDATION all the obligations (including obligations for payment) contained in its sublicensing agreement with LICENSEE. Any sublicense granted by LICENSEE shall contain provisions corresponding to those of this paragraph respecting termination and the conditions of continuance of sublicenses.

ARTICLE III - DUE DILIGENCE

3.1	LICENSEE shall use its best efforts to bring one or more Licensed Products or Licensed Processes to market through a diligent program for exploitation of the Patent Rights, and LICENSEE’s failure to so perform shall be grounds for RESEARCH FOUNDATION to terminate this Agreement pursuant to Paragraph 13.3 hereof.

ARTICLE IV – ROYALTIES

4.1	For the rights, privileges and license(s) granted hereunder, during the effective term of the patents upon which Patent Rights are based, or until this Agreement shall be sooner terminated as herein otherwise provided, LICENSEE shall pay RESEARCH FOUNDATION:

(a)	royalties (hereinafter “Running Royalties”) equal to [***] percent ([***]%) of Gross Sales of the Licensed Product made, used, leased or sold by or for LICENSEE and it’s sublicensees, provided

(1)	that if it is necessary for LICENSEE to acquire one or more royalty-bearing licenses from third parties in order to fully exercise the rights granted by RESEARCH FOUNDATION hereunder, or in the event that LICENSEE shall sell or lease product(s) (hereinafter “Combination Product(s)”) consisting of a Licensed Product and one or more additional active ingredients which must be purchased outright by LICENSEE for use in the composition of such Combination Product, then in either such event, LICENSEE shall be entitled to credit against the royalty payments due RESEARCH FOUNDATION hereunder cumulative amounts equal to royalties and/or the price actually paid to third parties on such account(s), up to a maximum of [***] percent ([***]%) of the amounts due RESEARCH FOUNDATION on account of royalties as herein otherwise provided; and further provided

(2)	that in the event that LICENSEE shall sell or lease any product(s) (hereinafter “Cross-Licensed Products”) pursuant to rights obtained in exchange for rights to Licensed Products or the Technology, LICENSEE shall be obligated to pay RESEARCH FOUNDATION Running Royalties and License Fees on such cross-licensed Products as herein otherwise provided, on the same basis as it shall be obligated to pay such amounts on Licensed Products; and

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(b)	license fees (hereinafter “License Fees”) equal to [***] percent ([***]%) of anything of value other than sublicensee royalties received by LICENSEE as consideration for the use of the Technology. Specifically excluded from characterization and treatment as License Fees, for purposes of this paragraph 4.1 (b), are sublicensee royalties analogous to LICENSEE’S Running Royalties under this Agreement (whether commensurate or otherwise) and amounts received as advances on future or forthcoming royalties; further excluded from such characterization and treatment are (i) payments for which LICENSEE is obligated to perform technical, research or development services, (ii) sales of one hundred per cent (100%) of the common stock of LICENSEE, and (iii) sales of some lesser percentage of the common stock of LICENSEE, in the nature of investments in LICENSEE.

4.2	Gross Sales/Sale or Lease. For purposes of this Agreement, Gross Sales shall be calculated by [***]

4.3	Royalty payments shall be paid in United States dollars in Tampa, Florida, or at such other place as RESEARCH FOUNDATION may reasonably designate consistent with the laws and regulations controlling in any foreign country. If any currency conversion shall be required in connection with the payment of royalties hereunder, such conversion shall be made by using the exchange rate prevailing at the Chase Manhattan Bank (N.A.) on the last business day of the calendar quarter reporting period to which such royalty payments relate.

ARTICLE V - REPORTS AND RECORDS

5.1	LICENSEE shall keep full, true and accurate books of account containing all particulars that may be necessary for the purpose of showing the amounts payable to RESEARCH FOUNDATION hereunder, and said books and the supporting data shall be open at all reasonable times for five (5) years following the end of the calendar year to which they pertain, to the inspection of RESEARCH FOUNDATION or its agents for the purpose of verifying LICENSEE’s royalty statement or compliance in other respects with this Agreement.

5.2	LICENSEE, within sixty (60) days after March 31, June 30, September 30 and December 31, of each year, shall deliver to RESEARCH FOUNDATION true and accurate reports, giving such particulars of the business conducted by LICENSEE and its sublicensees during the preceding three-month period under this Agreement as shall be pertinent to a royalty accounting hereunder, including an accounting for Licensed Processes used and Licensed Products and the billings, deductions and royalties due with respect thereto.

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5.3	With each such report submitted, LICENSEE shall pay to RESEARCH FOUNDATION the royalties due and payable under this Agreement. If no royalties shall be due, LICENSEE shall so report.

5.4	The royalty payments set forth in this Agreement shall, if overdue, bear interest until payment at a [***] ([***]%) per annum rate. The payment of such interest shall not foreclose RESEARCH FOUNDATION from exercising any other rights it may have as a consequence of the lateness of the payment.

ARTICLE VI - PATENT PROSECUTION

6.1	RESEARCH FOUNDATION shall be responsible for and ensure the prompt issuance of the Patent Rights and that such Patent Rights shall be maintained during the term of this Agreement. RESEARCH FOUNDATION shall also be responsible for obtaining such other available Patent Rights protection as LICENSEE may request. Promptly upon execution of this Agreement, LICENSEE shall reimburse RESEARCH FOUNDATION for costs incurred by RESEARCH FOUNDATION with respect to Patent Rights, and thereafter as such costs are incurred.

ARTICLE VII – INFRINGEMENT

7.1	The parties shall inform each other promptly, in writing, of any alleged infringement of the Patent Rights by a third party, and of any available evidence thereof.

7.2	During the term of this Agreement, LICENSEE shall have the right, subject only to approval not unreasonably withheld of RESEARCH FOUNDATION, but shall not be obligated, to prosecute at its own expense any such infringements of the Patent Rights and, in furtherance of such right, RESEARCH FOUNDATION hereby agrees that LICENSEE may join RESEARCH FOUNDATION as a party plaintiff in any such suit, without expense to RESEARCH FOUNDATION. The total cost of any such infringement action except as provided in paragraph 7.4 hereof, commenced or defended solely by LICENSEE shall be borne by LICENSEE and LICENSEE shall keep any recovery or damages for past infringement derived therefrom.

7.3	If within six (6) months after having been notified of any alleged infringement, LICENSEE shall have been unsuccessful in persuading the alleged infringer to desist and shall not have brought and shall not be diligently prosecuting an infringement action, or if LICENSEE shall notify RESEARCH FOUNDATION at any time prior thereto of its intention not to bring suit against any alleged infringer, then, and in those events only, RESEARCH FOUNDATION shall have the right, but shall not be obligated, to prosecute at its own expense any infringement of the Patent Rights, and RESEARCH FOUNDATION may, for such purposes, use the name of LICENSEE as party plaintiff. No settlement, consent judgment or other voluntary final disposition of the suit may be entered into without the consent of the other party, which consent shall not unreasonably be withheld.

7.4	In the event that LICENSEE shall undertake the enforcement and/or defense of the Patent Rights by litigation, LICENSEE may withhold up to [***] percent ([***]%) of the royalties otherwise thereafter due RESEARCH FOUNDATION hereunder and apply the same toward reimbursement of up to [***] percent ([***]%) of its expenses, including reasonable attorneys’ fees, in connection therewith. Any recovery by LICENSEE of damages for past infringement in any such suit shall be applied first in satisfaction of any unreimbursed expenses and legal fees of LICENSEE relating to the suit, and next toward reimbursement of RESEARCH FOUNDATION for any royalties past due or withheld and applied pursuant to this Article VII. LICENSEE shall keep the balance remaining from any such recovery.

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7.5	In the event that a declaratory judgment action alleging invalidity or noninfringement of any of the Patent Rights shall be brought against RESEARCH FOUNDATION, LICENSEE at Its option, shall have the right, within thirty (30) days after commencement of such action, to intervene and take over the sole defense of the action at its own expense except as provided in paragraph 7.4.

7.6	In any infringement suit as either party may institute to enforce the Patent Rights pursuant to this Agreement, the other party hereto shall, at the request and expense of the party initiating such suit, cooperate in all respects and, to the extent possible, have its employees testify when requested and make available relevant records, papers, information, samples, specimens, and the like.

7.7	RESEARCH FOUNDATION warrants and represents that it has the lawful right to grant the license provided in this agreement and that it has not granted rights or licenses in derogation of this Agreement. RESEARCH FOUNDATION agrees that during the term of this Agreement, or any license granted hereunder, RESEARCH FOUNDATION shall not enter into any other agreements that conflict with the rights or obligations provided hereunder, including any rights and obligations provided hereunder, including any rights and obligations that survive termination of this Agreement.

ARTICLE VIII - PRODUCT LIABILITY

8.1	LICENSEE shall, at all times during the term of this Agreement and thereafter, indemnify, defend and hold RESEARCH FOUNDATION, the University and their trustees, officers, employees and affiliates, harmless against all claims and expenses, including legal expenses and reasonable attorneys’ fees, arising out of the death of or injury to any person or persons or out of any damage to property and against any other claim, proceeding, demand, expense and liability of any kind whatsoever, resulting from the LICENSEE’s, LICENSEE’s Affiliated Companies, or any of its sublicensee’s production, manufacture, sale, use (both experimental and consumer), lease, consumption or advertisement of the Licensed Product(s) and/or Licensed Process(es) or arising from any obligation of the LICENSEE hereunder.

8.2	EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, RESEARCH FOUNDATION MAKES NO REPRESENTATIONS AND EXTENDS NO WARRANTIES OF ANY KIND, EITHER EXPRESSED OR IMPLIED, INCLUDING, BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND VALIDITY OF PATENT RIGHTS CLAIMS, ISSUED OR PENDING.

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ARTICLE IX - EXPORT CONTROLS

9.1	It is understood that RESEARCH FOUNDATION is subject to United States laws and regulations controlling the export of technical data, computer software, laboratory prototypes and other commodities (including the Arms Export Control Act, as amended and the Export Administration Act of 1979), and that its obligations hereunder are contingent on compliance with applicable United States export laws and regulations. The transfer of certain technical data and commodities may require a license from the cognizant agency of the United States Government and/or written assurances by LICENSEE that LICENSEE shall not export data or commodities to certain foreign countries without prior approval of such agency. RESEARCH FOUNDATION neither represents that a license shall not be required nor that, if required, it shall be issued.

ARTICLE X - NON-USE OF NAMES

10.1	LICENSEE shall not use the names of RESEARCH FOUNDATION, the University of South Florida nor any of its employees, nor any adaptation thereof, in any advertising, promotional or sales literature without prior written consent obtained from RESEARCH FOUNDATION in each case, except that LICENSEE may state that it is licensed by RESEARCH FOUNDATION under one or more of the patents and/or applications comprising the Patent Rights.

ARTICLE XI – ASSIGNMENT

11.1	This Agreement is not assignable except that (i) LICENSEE may assign this Agreement in connection with any merger, consolidation, sale of all or substantially all of its assets or equity, or sales of a controlling interest in LICENSEE, and (ii) LICENSEE may assign this Agreement to another entity In which LICENSEE maintains at least a majority ownership interest.

ARTICLE XII – ARBITRATION

12.1	Any and all claims, disputes or controversies arising under, out of, or in connection with this Agreement, including any dispute relating to patent validity or infringement, which have not been resolved by good faith negotiations between the parties, shall be resolved by final and binding arbitration in Tampa, Florida under the rules of the American Arbitration Association, or the Patent Arbitration Rules if applicable, then obtaining. The arbitrators shall have no power to add to, subtract from or modify any of the terms or conditions of this Agreement. Any award rendered in such arbitration may be enforced by either party in either the courts of the State of Florida or in the United States District Court for the Middle District of Florida, to whose jurisdiction for such purposes RESEARCH FOUNDATION and LICENSEE each hereby irrevocably consents and submits.

12.2	Notwithstanding the foregoing, nothing in this Article shall be construed to waive any rights or timely performance of any obligations existing under this Agreement.

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ARTICLE XIII – TERMINATION

13.1	RESEARCH FOUNDATION shall have the right to terminate this Agreement at any time upon notice to LICENSEE in the event either (a) If LICENSEE shall file any court, pursuant to any statute either of the United States or any state a petition in bankruptcy or insolvency or for the appointment of a receiver or trustee of all or substantially all of LICENSEE property, or if LICENSEE shall make an assignment for the benefit or creditors, or if LICENSEE shall commit any other affirmative act of insolvency; or (b) if there shall be filed against LICENSEE in any court, pursuant to any statute either in the United States or any state, an involuntary petition in bankruptcy or insolvency or for reorganization, or if there shall be involuntarily appointed a receiver or trustee of all or substantially all of LICENSEE’s property, unless such petition or appointment is set aside or withdrawn or ceases to be in effect with one hundred twenty (120) days of the date of the filing or the appointment.

13.2	Should LICENSEE fail to pay RESEARCH FOUNDATION royalties due and payable hereunder, RESEARCH FOUNDATION shall have the right to terminate this Agreement on thirty (30) days’ notice, unless LICENSEE shall pay RESEARCH FOUNDATION within the thirty (30) day period, all such royalties and interest due and payable. Upon the expiration of the thirty (30) day period, if LICENSEE shall not have paid all such royalties and interest due and payable, the rights, privileges and license granted hereunder shall terminate.

13.3	Upon any material breach or default of this Agreement by LICENSEE, other than those occurrences set out in Paragraphs 13.1 and 13.2 hereinabove, which shall always take precedence in that order over any material breach or default referred to in this Paragraph 13.3, RESEARCH FOUNDATION shall have the right to terminate this Agreement and the rights, privileges and license granted hereunder by thirty (30) days notice to LICENSEE. Such termination shall become effective unless LICENSEE shall have cured any such breach or default prior to the expiration of the thirty (30) day period.

13.4	LICENSEE shall have the right to terminate this Agreement at any time on six (6) months notice to RESEARCH FOUNDATION, and upon payment of all amounts due RESEARCH FOUNDATION through the effective date of the termination.

13.5	Upon termination of this Agreement for any reason, nothing herein shall be construed to release either party from any obligation that matured prior to the effective date of such termination. LICENSEE may, however, after the effective date of such termination, sell all Licensed Products, and complete Licensed Products in the process of manufacture at the time of such termination and sell the same, provided that LICENSEE shall pay to RESEARCH FOUNDATION the royalties thereon as required by Article IV of this Agreement and shall submit the reports required by Article V hereof on the sales of Licensed Products.

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ARTICLE XIV - PAYMENTS, NOTICES AND OTHER COMMUNICATIONS

14.1	Any payment, notice or other communication pursuant to the Agreement shall be sufficiently made or given on the date of mailing if sent to such party by certified first class mail, postage prepaid, addressed to it at its address below or as it shall designate by written notice given to the other party:

In the case of RESEARCH FOUNDATION:

USF Box 30445

Tampa, Florida 33620-3044

In the case of LICENSEE:

[***]

ARTICLE XV - MISCELLANEOUS PROVISIONS

15.1	This Agreement shall be construed, governed, interpreted and applied in Accordance with the laws of the State of Florida, U.SA., except that questions affecting the construction and effect of any patent shall be determined by the law of the country in which the patent was granted.

15.2	The parties hereto acknowledge that this Agreement sets forth the entire Agreement and understanding, and supersedes and makes null and void any and all prior understandings and agreements, of the parties hereto as to the subject matter hereof, and shall not be subject to any change or modification except by the execution of a written instrument subscribed to by the parties hereto. Notwithstanding the foregoing, the terms and conditions of the Confidentiality Agreement between the parties dated _________________, shall continue in effect.

15.3	The provisions of this Agreement are severable, and in the event that any provisions of this Agreement shall be determined to be invalid or unenforceable under any controlling body of the law, such Invalidity or unenforceability shall not in any way affect the validity or enforceability of the remaining provisions hereof.

15.4	LICENSEE agrees to mark the Licensed Products sold in the United States with all applicable United States patent numbers. All Licensed Products shipped to or sold in other countries shall be marked in such a manner as to conform with the patent laws and practice of the country of manufacture or sale.

15.5	The failure of either party to assert a right hereunder or to insist upon compliance with any term or condition of this Agreement shall not constitute a waiver of that right or excuse a similar subsequent failure to perform any such term or condition by the other party.

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IN WITNESS WHEREOF, the parties have hereunto set their hands and seals and fully executed this Agreement the day and year set forth below.

UNIVERSITY OF SOUTH FLORIDA		LICENSEE
RESEARCH FOUNDATION, INC.

By:	/s/ Martin Silbiger	By:	/s/ Harvey Brandwein
Name:	Martin Silbiger	Name:	Harvey Brandwein
Title:	President	Title:	President
Date:	6/28/00	Date:	6/28/00

Acknowledged and Agreed to:

Inventor		University of South Florida

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LICENSE AGREEMENT

PREAMBLE

This Agreement is made and entered into to be effective the day of 28th day of June, 2000, (the Effective Date) by and between the UNIVERSITY OF SOUTH FLORIDA RESEARCH FOUNDATION, INC., a University direct-support organization under Florida law and a not-for-profit corporation of the State of Florida, having its principal office at 4202 East Fowler Avenue, Tampa, Florida 33620 (hereinafter referred to as RESEARCH FOUNDATION), and Immuno-Rx Inc.. a corporation organized under the laws of Florida and having its principal office at 140 West 57th Street, Suite 9C, New York, New York 10019, (hereinafter referred to as LICENSEE).

WITNESSETH

WHEREAS, RESEARCH FOUNDATION is the exclusive licensee under certain Patent Rights’ (as later defined herein) relating to Method to Diagnose and Monitor Cellular Immune Deficiencies and has the right to grant licenses under said Patent Rights;

WHEREAS, RESEARCH FOUNDATION desires to have the Patent Rights utilized in the public interest and is willing to grant a license thereunder; and

WHEREAS, LICENSEE intends to develop, produce, manufacture, market and/or sell products similar to the “Licensed Product(s)” (as later defined herein) and is willing to commit itself to a diligent program of exploiting the Patent Rights so that public utilization shall result therefrom; and

WHEREAS, LICENSEE desires to obtain a license under the Patent Rights upon the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto agree as follows:

ARTICLE I - DEFINITIONS

For the purpose of this Agreement, the following words and phrases shall have the following meanings:

1.1	“LICENSEE” shall include: a related company of LICENSEE, the voting stock of which is, directly or indirectly, at least fifty percent (50%) owned or controlled by LICENSEE; an organization which directly or indirectly controls more than fifty percent (50%) of the voting stock of LICENSEE; and an organization, the majority ownership of which is, directly or indirectly, common to the ownership of LICENSEE.

1.2	“Technology” shall mean: any process, machine, manufacture, composition or design, or any new or useful improvement thereof, described in U.S. Patent Application Number 60/062,322 or corresponding foreign patent, any division, continuation, and continuation-in-part of any such application, and any patent or patent which shall issue based on any such application, division, continuation, or continuation-in-part, and any patent which is a reissue or an extension thereof, or patent in addition thereto; plus any associated trade secrets, proprietary bench rights, know-how, Information, rights of access or use, or other privilege, right, or immunity under the laws of the United States or foreign countries.

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1.3	“Patent Right(s)” shall mean: rights to make, use, manufacture, sell, or practice, under any patent Issuing with respect to the Technology under the laws of the United States of America or any foreign country or group of countries.

1.4	“Licensed Process” shall mean: any process which is based upon, covered by, or utilizes the Technology in any relevant respect.

1.5	“Licensed Product” shall mean: any product or part thereof, or appliance with respect thereto, which is based upon, covered by, or utilizes, the Technology in any relevant respect, such as, but not limited to, any product or part thereof made by a process which is a Licensed Process.

1.6	“Effective Date” shall mean the date so identified above in the preamble to this Agreement or, if not so Identified, then the date on which the last of the parties executed this Agreement.

1.7	“Gross Sales Price” shall mean [***]

ARTICLE II – GRANT

2.1	RESEARCH FOUNDATION hereby grants to LICENSEE the worldwide exclusive (except as otherwise herein provided) right and license, to make, have made, use, sublicense (including rights to cross-license, by virtue of which LICENSEE shall obtain corresponding rights to third party technologies), lease and sell the Licensed Products, to the end(s) of the effective term(s), unless sooner terminated according to provisions hereof, of the patents upon which are based the Patent Rights herein defined.

2.2	RESEARCH FOUNDATION reserves to the. University of South Florida (“University the right to practice under the Patent Rights for the University’s noncommercial research and education purposes.

2.3	The license granted hereunder shall not be construed to confer any rights upon LICENSEE by implication, estoppel or otherwise as to any technology except as specifically set forth herein.

2.4	LICENSEE agrees that any sublicenses granted by it shall contain such provisions as are necessary for LICENSEE to meet its obligations under this Agreement and to reasonably protect the interest of RESEARCH FOUNDATION with regard to such sublicense.

2.5	LICENSEE agrees to forward to RESEARCH FOUNDATION a copy of any and all fully executed sublicense agreements for Licensed Products or Licensed Processes and further agrees to forward to RESEARCH FOUNDATION annually a copy of such reports received by LICENSEE from its sublicensees during the preceding twelve (12) month period under the sublicenses as shall be pertinent to a royalty accounting under said sublicense agreements.

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2.6	Termination under any provision of this Agreement of the license granted to LICENSEE hereunder, in any respect, shall terminate all sublicenses granted by LICENSEE in such respect; provided however, that any sublicensee may elect to continue its sublicense by advising RESEARCH FOUNDATION in writing, within (60) sixty days of the sublicensee’s receipt of written notice of such termination, of its election and of its agreement to assume in respect of RESEARCH FOUNDATION all the obligations (including obligations for payment) contained in its sublicensing agreement with LICENSEE. Any sublicense granted by LICENSEE shall contain provisions corresponding to those of this paragraph respecting termination and the conditions of continuance of sublicenses.

ARTICLE III - DUE DILIGENCE

3.1	LICENSEE shall use its best efforts to bring one or more Licensed Products or Licensed Processes to market through a diligent program for exploitation of the Patent Rights, and LICENSEE’s failure to so perform shall be grounds for RESEARCH FOUNDATION to terminate this Agreement pursuant to Paragraph 13.3 hereof.

ARTICLE IV – ROYALTIES

4.1	For the rights, privileges and license(s) granted hereunder, during the effective term of the patents upon which Patent Rights are based, or until this Agreement shall be sooner terminated as herein otherwise provided, LICENSEE shall pay RESEARCH FOUNDATION:

(a)	royalties (hereinafter “Running Royalties’) equal to [***] percent ([***]%) of Gross.Sales of the Licensed Product made, used, leased or sold by or for LICENSEE and it’s sublicensees, provided

(1)	that if it Is necessary for LICENSEE to acquire one or more royalty-bearing licenses from third parties in order to fully exercise the rights granted by RESEARCH FOUNDATION hereunder, or in the event that LICENSEE shall sell or lease product(s) (hereinafter “Combination Product(sr) consisting of a Licensed Product and one or more additional active ingredients which must be purchased outright by LICENSEE for use In the composition of such Combination Product, then in either such event, LICENSEE shall be entitled to credit against the royalty payments due RESEARCH FOUNDATION hereunder cumulative amounts equal to royalties and/or the price actually paid to third parties on such account(s), up to a maximum of [***] percent ([***]%) of the amounts due RESEARCH FOUNDATION on account of royalties as herein otherwise provided; and further provided

(2)	that in the event that LICENSEE shall sell or lease any product(s) (hereinafter “Cross-Licensed Products”) pursuant to rights obtained in exchange for rights to Licensed Products or the Technology, LICENSEE shall be obligated to pay RESEARCH FOUNDATION Running Royalties and License Fees on such cross-licensed Products as herein otherwise provided, on’ the same basis as it shall be obligated to pay such amounts on Licensed Products; and

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(b)	license fees (hereinafter “License Fees”) equal to [***] percent ([***]%) of anything of value other than sublicensee royalties received by LICENSEE as consideration for the use of the Technology. Specifically excluded from characterization and treatment as License Fees, for purposes of this paragraph 4.1 (b), are sublicensee royalties analogous to LICENSEE’S Running Royalties under this Agreement (whether commensurate or otherwise) and amounts received as advances on future or forthcoming royalties; further excluded from such characterization and treatment are (i) payments for which LICENSEE is obligated to perform technical, research or development services, (ii) sales of one hundred per cent (100%) of the common stock of LICENSEE, and (iii) sales of some lesser percentage of the common stock of LICENSEE, in the nature of investments in LICENSEE.

4.2	Gross Sales/Sale or Lease. For purposes of this Agreement, Gross Sales shall be calculated by [***]

4.3	Royalty payments shall be paid in United States dollars in Tampa, Florida, or at such other place as RESEARCH FOUNDATION may reasonably designate consistent with the laws and regulations controlling in any foreign country. If any currency conversion shall be required in connection with the payment of royalties hereunder, such conversion shall be made by using the exchange rate prevailing at the Chase Manhattan Bank (NA) on the last business day of the calendar quarter reporting period to which such royalty payments relate.

ARTICLE V - REPORTS AND RECORDS

5.1	LICENSEE shall keep full, true and accurate books of account containing all particulars that may be necessary for the purpose of showing the amounts payable to RESEARCH FOUNDATION hereunder, and said books and the supporting data shall be open at all reasonable times for five (5) years following the end of the calendar year to which they pertain, to the inspection of RESEARCH FOUNDATION or its agents for the purpose of verifying LICENSEES royalty statement or compliance in other respects with this Agreement.

5.2	LICENSEE, within sixty (60) days after March 31, June 30, September 30 and December 31, of each year, shall deliver to RESEARCH FOUNDATION true and accurate reports, giving such particulars of the business conducted by LICENSEE and its sublicensees during the preceding three-month period under this Agreement as shall be pertinent to a royalty accounting hereunder, including an accounting for Licensed Processes used and Licensed Products and the billings, deductions and royalties due with respect thereto.

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5.3	With each such report submitted, LICENSEE shall pay to RESEARCH FOUNDATION the royalties due and payable under this Agreement. If no royalties shall be due, LICENSEE shall so report.

5.4	The royalty payments set forth in this Agreement shall, if overdue, bear interest until payment at a [***] ([***]%) per annum rate. The payment of such interest shall not foreclose RESEARCH FOUNDATION from exercising any other rights it may have as a consequence of the lateness of the’ payment.

ARTICLE VI - PATENT PROSECUTION

6.1	RESEARCH FOUNDATION shall be responsible for and ensure the prompt issuance of the Patent Rights and that such Patent Rights shall be maintained during the term of this Agreement. RESEARCH FOUNDATION shall also be responsible for obtaining such other available Patent Rights protection as LICENSEE may request. Promptly upon execution of this Agreement, LICENSEE shall reimburse RESEARCH FOUNDATION for costs incurred by RESEARCH FOUNDATION with respect to Patent Rights, and thereafter as such costs are incurred.

ARTICLE VII – INFRINGEMENT

7.1	The parties shall inform each other promptly, in writing, of any alleged infringement of the Patent Rights by a third party, and of any available evidence thereof.

7.2	During the term of this Agreement, LICENSEE shall have the right, subject only to approval not unreasonably withheld of RESEARCH FOUNDATION, but shall not be obligated, to prosecute at its own expense any such infringements of the Patent Rights and, in furtherance of such right, RESEARCH FOUNDATION hereby agrees that LICENSEE may join RESEARCH FOUNDATION as a party plaintiff in any such suit, without expense to RESEARCH FOUNDATION. The total cost of any such infringement action except as provided in paragraph 7.4 hereof, commenced or defended solely by LICENSEE shall be borne by LICENSEE and LICENSEE shall keep any recovery or damages for past infringement derived therefrom.

7.3	If within six (6) months after having been notified of any alleged infringement, LICENSEE shall have been unsuccessful in persuading the alleged infringer to desist and shall not have brought and shall not be diligently prosecuting an infringement action, or if LICENSEE shall notify RESEARCH FOUNDATION at any time prior thereto of its intention not to bring suit against any alleged infringer, then, and in those events only, RESEARCH FOUNDATION shall have the right, but shall not be obligated, to prosecute at its own expense any infringement of the Patent Rights, and RESEARCH FOUNDATION may, for such purposes, use the name of LICENSEE as party plaintiff. No settlement, consent judgment or other voluntary final disposition of the suit may be entered into without the consent of the other party, which consent shall not unreasonably be withheld.

7.4	In the event that LICENSEE shall undertake the enforcement and/or defense of the Patent Rights by litigation, LICENSEE may withhold up to [***] percent ([***]%) of the royalties otherwise thereafter due RESEARCH FOUNDATION hereunder and apply the same toward reimbursement of up to [***] percent ([***]%) of its expenses, including reasonable attorneys’ fees, in connection therewith. My recovery by LICENSEE of damages for past infringement in any such suit shall be applied first in satisfaction of any unreimbursed expenses and legal fees of LICENSEE relating to the suit, and next toward reimbursement of RESEARCH FOUNDATION for any royalties past due or withheld and applied pursuant to this Article VII. LICENSEE shall keep the balance remaining from any such recovery.

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7.5	In the event that a declaratory judgment action alleging invalidity or noninfringement of any of the Patent Rights shall be brought against RESEARCH FOUNDATION, LICENSEE at its option, shall have the right, within thirty (30) days after commencement of such action, to intervene and take over the sole defense of the action at, its own expense except as provided In paragraph 7.4.

7.6	In any infringement suit as either party may institute to enforce the Patent Rights pursuant to this Agreement, the other party hereto shall, at the request and expense of the party Initiating such suit, cooperate in all respects and, to the extent possible, have its employees testify when requested and make available relevant records, papers, Information, samples, specimens, and the like.

7.7	RESEARCH FOUNDATION warrants and represents that it has the lawful right to grant the license provided in this agreement and that it has not granted rights or licenses in derogation of this Agreement. RESEARCH FOUNDATION agrees that during the term of this Agreement, or any license granted hereunder, RESEARCH FOUNDATION shall not enter into any other agreements that conflict with the rights or obligations provided hereunder, including any rights and obligations provided hereunder, including any rights and obligations that survive termination of this Agreement.

ARTICLE VIII - PRODUCT LIABILITY

8.1	LICENSEE shall, at all times during the term of this Agreement and thereafter, indemnify, defend and hold RESEARCH FOUNDATION, the University and their trustees, officers, employees and affiliates, harmless against all claims and expenses, including legal expenses and reasonable attorneys’ fees, arising out of the death of or injury to any person or persons or out of any damage to property and against any other claim, proceeding, demand, expense and liability of any kind whatsoever, resulting from the LICENSEE’s, LICENSEE’s Affiliated Companies, or any of its sublicensee’s production, manufacture, sale, use (both experimental and consumer), lease, consumption or advertisement of the Licensed Product(s) and/or Licensed Process(es) or arising from any obligation of the LICENSEE hereunder.

8.2	EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, RESEARCH FOUNDATION MAKES NO REPRESENTATIONS AND EXTENDS NO WARRANTIES OF ANY KIND, EITHER EXPRESSED OR IMPLIED, INCLUDING, BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND VALIDITY OF PATENT RIGHTS CLAIMS, ISSUED OR PENDING.

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ARTICLE IX - EXPORT CONTROLS

9.1	It is understood that RESEARCH FOUNDATION is subject to United States laws and regulations controlling the export of technical data, computer software, laboratory prototypes and other commodities (including the Arms Export Control Act, as amended and the Export Administration Act of 1979), and that its obligations hereunder are contingent on compliance with applicable United States export laws and regulations. The transfer of certain technical data and commodities may require a license from the cognizant agency of the United States Government and/or written assurances by LICENSEE that LICENSEE shall not export data or commodities to certain foreign countries without prior approval of such agency. RESEARCH FOUNDATION neither represents that a license shall not be required nor that, if required, it shall be issued.

ARTICLE X - NON-USE OF NAMES

10.1	LICENSEE shall not use the names of RESEARCH FOUNDATION, the University of South Florida nor any of its employees, nor any adaptation thereof, in any advertising, promotional or sales literature without prior written consent obtained from RESEARCH FOUNDATION in each case, except that LICENSEE may state that ft is licensed by RESEARCH FOUNDATION under one or more of the patents and/or applications comprising the Patent Rights.

ARTICLE XI – ASSIGNMENT

11.1	This Agreement is not assignable except that (i) LICENSEE may assign this Agreement in connection with any merger, consolidation, sale of all or substantially all of Its assets or equity, or sales of a controlling interest In LICENSEE, and (ii) LICENSEE may assign this Agreement to another entity in which LICENSEE maintains at least a majority ownership interest.

ARTICLE XII – ARBITRATION

12.1	Any and all claims, disputes or controversies arising under, out of, or in connection with this Agreement, including any dispute relating to patent validity or infringement, which have not been resolved by good faith negotiations between the parties, shall be resolved by final and binding arbitration in Tampa, Florida under the rules of the American Arbitration Association, or the Patent Arbitration Rules if applicable, then obtaining. The arbitrators shall have no power to add to, subtract from or modify any of the terms or conditions of this Agreement. Any award rendered in such arbitration may be enforced by either party in either the courts of the State -of Florida or in the United States District Court for the Middle District of Florida, to whose jurisdiction for such purposes RESEARCH FOUNDATION and LICENSEE each hereby irrevocably consents and submits.

12.2	Notwithstanding the foregoing, nothing in this Article shall be construed to waive any rights or timely performance of any obligations existing under this Agreement.

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ARTICLE XIII – TERMINATION

13.1	RESEARCH FOUNDATION shall have the right to terminate this Agreement at any time upon notice to LICENSEE in the event either (a) If LICENSEE shall file any court, pursuant to any statute either of the United States or any state a petition in bankruptcy or insolvency or for the appointment of a receiver or trustee of all or substantially all of LICENSEE property, or if LICENSEE shall make an assignment for the benefit or creditors, or if LICENSEE shall commit any other affirmative act of insolvency; or (b) if there shall be filed against LICENSEE in any court, pursuant to any statute either in the United States or any state, an involuntary petition in bankruptcy or insolvency or for reorganization, or if there shall be involuntarily appointed a receiver or trustee of all or substantially all of LICENSEE’s property, unless such petition or appointment is set aside or withdrawn or ceases to be in effect with one hundred twenty (120) days of the date of the filing or the appointment.

13.2	Should LICENSEE fail to pay RESEARCH FOUNDATION royalties due and payable hereunder, RESEARCH FOUNDATION shall have the right to terminate this Agreement on thirty (30) days’ notice, unless LICENSEE shall pay RESEARCH FOUNDATION within the thirty (30) day period, all such royalties and interest due and payable. Upon the expiration of the thirty (30) day period, if LICENSEE shall not have paid all such royalties and interest due and payable, the rights, privileges and license granted hereunder shall terminate.

13.3	Upon any material breach or default of this Agreement by LICENSEE, other than those occurrences set out in Paragraphs 13.1 and 13.2 hereinabove, which shall always take precedence in that order over any material breach or default referred to in this Paragraph 13.3, RESEARCH FOUNDATION shall have the right to terminate this Agreement and the rights, privileges and license granted hereunder by thirty (30) days’ notice to LICENSEE. Such termination shall become effective unless LICENSEE shall have cured any such breach or default prior to the expiration of the thirty (30) day period.

13.4	LICENSEE shall have the right to terminate this Agreement at any time on six (6) months’ notice to RESEARCH FOUNDATION, and upon payment of all amounts due RESEARCH FOUNDATION through the effective date of the termination.

13.5	Upon termination of this Agreement for any reason, nothing herein shall be construed to release either party from any obligation that matured prior to the effective date of such termination. LICENSEE may, however, after the effective date of such termination, sell all Licensed Products, and complete Licensed Products in the process of manufacture at the time of such termination and sell the same, provided that LICENSEE shall pay to RESEARCH FOUNDATION the royalties thereon as required by Article IV of this Agreement and shall submit the reports required by Article V hereof on the sales of Licensed Products.

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ARTICLE XIV - PAYMENTS. NOTICES AND OTHER COMMUNICATIONS

14.1	Any payment, notice or other communication pursuant to the Agreement shall be sufficiently made or given on the date of mailing if sent to such party by certified first class mail, postage prepaid, addressed to it at its address below or as it shall designate by written notice given to the other party:

In the case of RESEARCH FOUNDATION:

USF Box 30445

Tampa, Florida 33620-3044

In the case of LICENSEE:

[***]

ARTICLE XV - MISCELLANEOUS PROVISIONS

15.1	This Agreement shall be construed, governed, interpreted and applied in Accordance with the laws of the State of Florida, U.SA, except that questions affecting the construction and effect of any patent shall be determined by the law of the country in which the patent was granted.

15.2	The parties hereto acknowledge that this Agreement sets forth the entire Agreement and understanding, and supersedes and makes null and void any and all prior understandings and agreements, of the parties hereto as to the subject matter hereof, and shall not be subject to any change or modification except by the execution of a written instrument subscribed to by the parties hereto. Notwithstanding the foregoing, the terms and conditions of the Confidentiality Agreement between the parties dated ____________ shall continue in effect.

15.3	The provisions of this Agreement are severable, and in the event that any provisions of this Agreement shall be determined to be invalid or unenforceable under any controlling body of the law, such invalidity or unenforceability shall not In any way affect the validity or enforceability of the remaining provisions hereof.

15.4	LICENSEE agrees to mark the Licensed Products sold in the United States with all applicable United States patent numbers. All Licensed Products shipped to or sold in other countries shall be marked in such a manner as to conform with the patent laws and practice of the country of manufacture or sale.

15.5	The failure of either party to assert a right hereunder or to insist upon compliance with any term or condition of this Agreement shall not constitute a waiver of that right or excuse a similar subsequent failure to perform any such term or condition by the other party.

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IN WITNESS WHEREOF, the parties have hereunto set their hands and seals and fully executed this Agreement the day and year set forth below.

UNIVERSITY OF SOUTH FLORIDA		LICENSEE
RESEARCH FOUNDATION, INC.

By:	/s/ Martin Silbiger	By:	/s/ Harvey Brandwein
Name:	Martin Silbiger	Name:	Harvey Brandwein
Title:	President	Title:	President
Date:	6/28/00	Date:	6/28/00

Acknowledged and Agreed to:

Inventor		University of South Florida

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